EXHIBIT 99.1

TAYLOR CAPITAL GROUP, INC. BOARD OF DIRECTORS

DECLARES QUARTERLY DIVIDENDS

Rosemont, IL -- December 13, 2006 -- The Board of Directors of Taylor Capital Group, Inc. (NASDAQ: TAYC) approved a cash dividend of $0.10 per share on its common stock, payable on January 5, 2007 for stockholders of record as of December 26, 2006.

The $0.10 per share dividend is an increase of $0.04 per share, or 67%, over the Company's historical quarterly dividend and its first dividend increase since becoming a public company in 2002.

"Our growing cash flow and strong financial condition enables us to increase our cash dividend and provide our shareholders with an increase in return on their investment in Taylor Capital Group," stated Bruce W. Taylor, Chairman and Chief Executive Officer. "This dividend increase reflects our confidence in our long-term business model and its ability to produce sustained earnings to support our continued growth and shareholder returns."

In addition, a cash dividend of $0.609375 per share of trust preferred securities issued by TAYC Capital Trust I is payable on December 29, 2006 to stockholders of record as of December 28, 2006.

About Taylor Capital Group, Inc.

Taylor Capital Group, Inc. is a $3.4 billion bank holding company for Cole Taylor Bank, a Chicago-based commercial bank specializing in serving the business banking, real estate lending and wealth management requirements of closely held and family-owned small- and mid-sized businesses.  Cole Taylor Bank is a member of the FDIC and an Equal Housing Lender.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "expect," "anticipate," "believe," "intend," "could" and "estimate" and similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities in 2006 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, without limitation: the effect on our profitability if interest rates fluctuate as well as the effect of our customers' changing use of our deposit products; the possibility that our wholesale funding sources may prove insufficient to replace deposits at maturity and support our growth; the risk that our allowance for loan losses may prove insufficient to absorb probable losses in our loan portfolio; possible volatility in loan charge-offs and recoveries between periods; the effectiveness of our hedging transactions and their impact on our future results of operations; the risks associated with implementing our business strategy and managing our growth effectively; the risks associated with management changes and employee turnover; changes in general economic conditions, interest rates, deposit flows, loan demand, including loan syndication opportunities, competition, legislation or regulatory and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and technological factors impacting our operations.

For further information about these and other risks, uncertainties and factors, please review the disclosure included in the sections captioned "Risk Factors" in our December 31, 2005 Annual Report on Form 10-K filed with the SEC on March 13, 2006. You should not place undue reliance on any forward-looking statements. Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements or risk factors, whether as a result of new information, future events, changed circumstances or any other reason after the date of this press release.

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For further information:

Robin VanCastle
Chief Accounting Officer
847-653-7100